UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 29, 2004
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                   SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                               80-0025175
          --------                                               ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)
                        ---------------------------------

                               91 Hill Avenue NW,
                        Fort Walton Beach, Florida 32548
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (850) 796-0909
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report



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ITEM  6.          RESIGNATION  OF  REGISTRANT'S  DIRECTORS.

     On March 19, 2004, Spectrum Sciences & Software Holdings Corp. (the "Company") received a resignation letter (the "Initial Letter") from Donal Myrick in which he resigns as chief executive officer of the Company. On March 24, 2004, by a supplemental letter (the "Supplemental Letter"), Mr. Myrick resigned from all of his positions with the Company and its affiliates. Mr. Myrick's Initial Letter expresses his disagreement with matters relating to the Company's operations, policies and practices. Both the Initial letter and Supplemental Letter are filed with this Form 8-K and are included as Exhibit
99.1  and  99.2.

     The Board of Directors (the "Board") vigorously disagrees with the assertions made by Mr. Myrick in the Initial Letter. One March 25, 2004, by letter to Mr. Myrick, the Board objected to his allegations, and unconditionally accepted his resignation. The Board letter is filed with this Form 8-K and is included as Exhibit 99.3.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

Exhibit  No.    Document
------------    --------
99.1            Donal  Myrick's  resignation  letter  dated  March  19,  2004

99.2            Donal  Myrick's  supplemental  resignation  letter dated March
                23, 2004

99.3 Board of Directors response to Donal Myrick's resignation letter dated March 25, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Spectrum Sciences & Software Holdings Corp.


                                     By:  /s/ William  H.  Ham,  Jr.
                                          --------------------------
                                          William  H.  Ham,  Jr.
                                          Executive  Vice  President

Date:     March  26,  2004


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